PARTICIPATION AGREEMENT
                             -----------------------



THIS AGREEMENT made the 27th day of March, 2003.


BETWEEN:

            PATCH ENERGY INC.
            -----------------

            (herein called "Patch")

                                                               OF THE FIRST PART

AND:

            MICRON ENVIRO SYSTEMS INC.
            --------------------------

            (herein called "Micron")

                                                              OF THE SECOND PART


WHEREAS:

A. Pursuant to the terms of a farmout and joint operating agreement dated May 1, 2002 (the "Farmout Agreement") between Patch, True Energy Inc. ("True") and Arsenal Energy Inc., Patch has earned a 12.5% interest (the "Interest") in the Farmout Lands (as defined in the Farmout Agreement);

B. The parties to the Farmout Agreement are proposing to carry out a further 10 well drill program (the "Second Program");

C. Micron is desirous of earning up to a 3.5% interest in the Second Program (the "Partial Interest") in consideration of incurring 5% of the costs (the "Costs") associated with the Second Program, provided that if Micron incurs less than 5% of the costs associated with the Second Program the Partial Interest earned shall be adjusted pro rata from the full 3.5% earned when 5% of such costs are incurred;


THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.    PARTICIPATION
      -------------

1.1   Patch  hereby  agrees  to grant to Micron  the  right to earn the  Partial
      Interest.

1.2 In order to earn the Partial Interest Micron shall fund 5% of the costs associated with the Second Project and in this regard Micron shall pay such Costs as and when requested by Patch in order that Patch may fulfil



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                                      - 2 -


      its obligations under the Farmout Agreement in respect of the Costs provided that, if Micron fails to make any such payments within 2 weeks of written notice from Patch requesting same, its right to earn the Partial Interest shall cease and this Agreement shall be terminated.

1.3 In circumstances where Micron incurs all the Costs, it shall have earned the right to the Partial Interest and, in such instance, Patch shall use its reasonable best efforts to seek the consents necessary to assign the Partial Interest to Micron provided that, if such consents are not obtained, Patch shall hold the Partial Interest in trust for Micron.


2.    REPRESENTATIONS AND WARRANTIES OF PATCH
      ---------------------------------------

2.1 Patch represents and warrants to Micron in order to induce Micron to enter into this Agreement, as follows:

      (a) the Farmout Agreement is in good standing, not in default and enforceable by Patch in accordance with its terms;

      (b)   Patch  has  not   assigned,   transferred,   optioned  or  otherwise
            encumbered the Interest except as provided for herein; and

      (c) Patch has all corporate authority and has obtained any and all consents required to enter into this Agreement.


3.    REPRESENTATIONS AND WARRANTIES OF MICRON
      ----------------------------------------

3.1 Micron represents and warrants to Patch in order to induce Patch to enter into this Agreement that Micron has all corporate authority and has obtained any and all consents required to enter into this Agreement.


4.    COVENANTS OF PATCH
      ------------------

4.1   Patch covenants with Micron that it shall:

      (a) upon receipt of any payments from Micron pursuant to section 1.2 hereof, advance those payments to True in accordance with the terms of the Farmout Agreement;

      (b) provide Micron with such drilling reports and other data which it receives in respect of the Second Program on the same day such reports or data are received by Patch;

      (c) make all such payments as are required to be paid by Patch in order to maintain its 12.5% interest in the Second Program; and

      (d) upon Micron having earned the Partial Interest, forthwith upon receipt of same, forward any revenues received by Patch on account of the Partial Interest to Micron.


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                                      - 3 -


5.    RIGHT OF FIRST REFUSAL
      ----------------------

5.1 In circumstances where Micron earns the Partial Interest Patch shall give Micron the right to participate in the next drill program and all subsequent drill programs (the "Further Programs") to be undertaken on the Farmout Lands on the same terms as provided for herein, i.e., incurring 5% of the costs of the Further Programs to earn a 3.5% interest in the Further Programs provide that, in circumstances where Micron funds less than 5% of the costs of the Second Program and as such earns less than 3.5% interest in the Second Program, Micron's entitlement to participate in Further Programs shall be limited to its participation in the Second Program, and Micron's entitlement to participate in Further Programs shall terminate in Micron elects not to participate in any drill program to be undertaken on the Farmout Lands.

5.2 In circumstances where Micron earns the Partial Interest, and Patch completes the acquisition of a working interest in a gas exploration and development project in Saskatchewan, the terms of which have been discussed between the parties (the "Gas Project"), Patch shall give Micron the right to earn a 2.5% working interest in the Gas Project by incurring 5% of the costs of drilling the test wells associated with the Gas Project.


6.    GENERAL
      -------

6.1   Time shall be of the essence in this Agreement.

6.2 This Agreement may be executed in counterpart and delivered by facsimile transmission and each counterpart, once so delivered to the other party, shall be binding on the parties.

6.3 This Agreement shall be subject to, interpreted, construed and enforced in accordance with the laws in effect in the Province of British Columbia. Each party accepts the jurisdiction of the courts of the Province of British Columbia.

6.4 This Agreement supersedes and replaces all other agreements, documents, discussions and verbal understandings between the parties with respect to the Second Program and contains the entire agreement between the parties.

6.5   The address for service of notices for each party is:

      To Patch:
      Patch Energy Inc.
      Suite 600, 595 Hornby Street
      Vancouver, BC  V6C 1A4
      Attention:  David Stadnyk


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                                      - 4 -


      To Micron:
      Micron Enviro Systems Inc.
      Suite 460, 789 West Pender Street
      Vancouver, BC   V6C 1H2
      Attention:  Bernard McDougall

6.6 This Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their respective successors and assigns.

6.7 Each of the parties covenant and agree to do such acts and execute and deliver all such documents, conveyance and transfers as may be reasonably requested or required by the other party, in order to fully perform and carry out the terms of this Agreement.


IN WITNESS WHEREOF the parties have executed this Agreement as of the date first set out above.


PATCH ENERGY INC.
-----------------


Per:     /s/ David Stadnyk
         -----------------------
         Authorized Signatory





MICRON ENVIRO SYSTEMS INC.
--------------------------


Per:     /s/ Bernard McDougall
         -----------------------
         Authorized Signatory